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EXHIBIT (h)(ii)

Consents

CONSENT

        I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 16 February 2004 found on page 19 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2003, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 13, 2003 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ GERARD BRADLEY Gerard Bradley Under Treasurer of the State of Queensland

Date: May 26, 2004

CONSENT

        I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 16 February 2004 found on page 19 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2003, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 13, 2003 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ GRAEME GARRETT Graeme Garrett Team Leader—Corporate Services Queensland Treasury Corporation

Date: May 26, 2004

CONSENT

        I hereby consent to the use of the Chief Executive's Report and the Certificate of the Queensland Treasury Corporation dated 16 February 2003 respectively found on pages 7 and 19 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2003, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 13, 2003 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ STEPHEN R. ROCHESTER Stephen R. Rochester Chief Executive Queensland Treasury Corporation

Date: May 27, 2004

CONSENT

        I hereby consent to the use of my Report found on page 20 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2003, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 13, 2003 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ L.J. SCANLAN Mr. L.J. Scanlan Auditor-General

Date: May 24, 2004

CONSENT

        I hereby consent to the use of the Chairman's Report on page 6 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2003, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 13, 2003 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ LEO HIELSCHER Sir Leo Hielscher Chairman Queensland Treasury Corporation

Date: May 27, 2004

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